UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

☑	Filed by the Registrant
☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Lockheed Martin Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LOCKHEED MARTIN

*IMPORTANT ANNUAL MEETING INFORMATION*

**Vote by Internet**

- Go to www.investorvote.com/LMT
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

## Stockholder Meeting Notice

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. **Your vote is important!**

**This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.**

**The 2026 Lockheed Martin Proxy Statement and 2025 Lockheed Martin Annual Report are available at www.investorvote.com/LMT.**

**If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 1, 2026, to facilitate timely delivery.**

## www.investorvote.com/LMT

### Easy Online Access — View your proxy materials and vote.

**When you go online to view materials, you can also vote your shares.**

**Step 1:** Go to **www.investorvote.com/LMT.**
**Step 2:** Click on the icon on the right to view meeting materials.
**Step 3:** Return to the investorvote.com window and follow the instructions on the screen to log in.
**Step 4:** Make your selections as instructed on each screen for your delivery preferences.
**Step 5:** Vote your shares.

**When you go online, you can also help the environment and reduce costs by consenting to receive electronic delivery of future materials.**

**Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 1, 2026 to facilitate timely delivery.**

2 N O T

048WOC

## Stockholder Meeting Notice

**The Lockheed Martin Corporation Annual Meeting of Stockholders will be held on Tuesday, May 12, 2026 at 9:00 a.m. ET, virtually via the Internet at https://meetnow.global/LMT2026.**

**Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.**

**Proposal 1: Election of Nine Directors: The Board of Directors recommends a vote FOR all of the nominees.**

01 – John C. Aquilino
02 – David B. Burritt
03 – John M. Donovan
04 – Thomas J. Falk
05 – Vicki A. Hollub
06 – Debra L. Reed-Klages
07 – James D. Taiclet
08 – Heather A. Wilson
09 – Patricia E. Yarrington

**The Board of Directors recommends a vote FOR Proposals 2 and 3.**

2. Advisory Vote to Approve the Compensation of our Named Executive Officers (Say-on-Pay)
3. Ratification of the Appointment of Ernst & Young as our Independent Auditors for 2026

**The Board of Directors recommends a vote AGAINST Proposal 4.**

4. Stockholder Proposal Requiring Independent Board Chairman

Such other business that may properly come before the meeting and any adjournment or postponements.

**PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card (registered holders) or a voting direction card (Savings Plan Participants).**

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### Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests (for registered holders) can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

**PLEASE NOTE:** You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

— **Internet** – Go to www.investorvote.com/LMT.

— **Phone** – Call us free of charge at 1-866-641-4276.

— **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Lockheed Martin Corporation" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, requests for a paper copy of proxy materials for this stockholder meeting must be received by May 1, 2026.

Email to Employee Plan Participants (to be sent 03/31/2026)

Email subject:
Lockheed Martin 2026 Annual Meeting – Please Vote Your Shares

Important Notice Regarding the Availability of Proxy Materials for the Lockheed Martin Corporation Stockholder Meeting to be Held on May 12, 2026.

You are receiving this email because you own shares of Lockheed Martin Corporation in your Lockheed Martin Corporation savings plan.

You may now conveniently access Lockheed Martin’s annual report and proxy statement and vote online for Lockheed Martin’s Annual Stockholder Meeting at www.investorvote.com/LMT. We encourage you to access and review all of the important information contained in the proxy materials before voting.

How to Vote:

Online: Go to: www.investorvote.com/LMT, enter the Proxy Login Control Number below (without any spaces) and follow the on-screen instructions.

By Phone: Call 1-800-652-VOTE (8683) or 1-781-575-2300 and following the prompts (you must have your Proxy Login Control Number below available).

Proxy Login Control Number: [[SingleControlNumber]]

Voting deadline: Thursday, May 7, 2026, at 11:59 p.m. Eastern Daylight Time

To obtain a hard copy of the proxy materials (free of charge) call 1-866-641-4276.

Please note: you may receive multiple proxy packages and voting instructions (electronically and/or by mail). These materials may not be duplicates as you may hold shares of Lockheed Martin stock in multiple accounts. Please be sure to vote all of your shares in each of your accounts in accordance with the directions on the proxy card(s) and/or voting instruction form(s) you receive.

Your vote matters – please cast your vote today.

Computershare Trust Company, N.A.
Independent Registrar and Transfer Agent for Lockheed Martin Corporation

Lockheed Martin Corporation
Annual Meeting of Stockholders
May 12, 2026 at 9:00 a.m. Eastern Daylight Time

Control Number: 9999 9999 9999 997

To: XXXXXXXXXX

Lockheed Martin Corporation's 2026 Annual Meeting Materials including the 2025 Annual Report and 2026 Proxy Statement are now available online. You may also vote your shares online for the Annual Meeting of Stockholders.

To view the Proxy Statement and Annual Report visit: www.edocumentview.com/LMT

To cast your vote, please visit www.investorvote.com/LMT and follow the on-screen instructions. You will be prompted to enter the Proxy Login Control Number above in this e-mail to access this voting site.

You may also vote your shares by telephone by calling (800) 652-8683 within the U.S. and Canada and (781) 575-2300 from other countries. Follow the instructions provided by the recorded message.

Thank you for submitting your very important vote.

Questions? For additional assistance regarding your account please visit www.computershare.com/ContactUs where you will find useful FAQs, phone numbers and our secure online contact form.